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                                                                   EXHIBIT 10.14

                                 PUBLICARD, INC.
                             1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


        1.     PURPOSE.

               The purpose of the Plan is to promote the interests of the Company and its shareholders by increasing the proprietary and personal interest of nonemployee members of the Board in the growth and continued success of PubliCARD, Inc. (the "Company") by granting them Options to purchase shares of the Company's stock.

        2.     DEFINITIONS.

               Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

               "BOARD" shall mean the Board of Directors of the Company.

                "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

                        (i) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary), becoming the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, directly or indirectly, of securities of the Company representing [thirty percent (30%)] or more of the combined voting power of the Company's then outstanding securities;

                      (ii) a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board, or individuals who are members of the Company's Board at any one time shall immediately thereafter cease to constitute a majority of the Board;

                      (iii) the approval of the Company's stockholders of the merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation. Notwithstanding anything herein to the contrary, unless specifically provided in advance by the Board, a Change in Control shall not be deemed to have occurred as a result of any event that occurs on or after the date the Company files a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code or to liquidate under chapter 7 of such Code, or following the filing of an involuntary bankruptcy petition against the Company.

               "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                "COMPANY" shall mean PubliCARD, Inc., a Delaware corporation, and any successor corporation.

               "DISABILITY" shall mean the inability, by reason of bodily injury or physical or mental disease, or any combination thereof, of the Optionee to perform his customary duties as a Nonemployee Director for a period of ninety
(90) days (whether or not consecutive) in any period of one hundred and eighty
(180) consecutive days.

               "FAIR MARKET VALUE" per Share as of a particular date shall mean, unless otherwise determined by the Board:

                      (i) the closing sales price per Share on a national securities exchange for the business day preceding the exercise date on which there was a sale of Shares on such exchange;
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                      (ii) if clause (i) does not apply and the Shares are then
quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the business day preceding the exercise date on which a sale was reported;

                      (iii) if clause (i) or (ii) does not apply and the Shares are then traded on an over-the- counter market, the closing price for the Shares in such over-the-counter market for the business day preceding the exercise date; or

                      (iv) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

                "NONEMPLOYEE DIRECTOR" shall mean a member of the Board who is not an employee of the Company.

               "OPTION" shall mean an option to purchase Shares granted pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

               "OPTION AGREEMENT" shall mean an Option Agreement to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

                "PARTICIPANT" shall mean a Nonemployee Director who is granted an Option under the Plan.

                "PLAN" shall mean this PubliCARD, Inc. 1999 Stock Option Plan for Non-employee Directors, as hereinafter amended from time to time.

                "SHARE" shall mean a share of the Company's common stock, .10 par value.

        3.     SHARES SUBJECT TO THE PLAN.

               (a) SHARES SUBJECT TO THE PLAN. Subject to adjustment as set forth in Section 3(b), the maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 750,000 which may be authorized but unissued Shares or Shares held in the Company's treasury, or a combination thereof. Any Shares subject to an Option that cease to be subject thereto may again be the subject of Options hereunder.

               (b) CHANGES IN COMPANY'S SHARES. In the event the Board determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event, affects the value of the Shares such that an adjustment is required in order to preserve the benefits or potential benefits available under this Plan, the Board shall have the right, in its sole discretion, and in such manner as it may deem equitable, to: (x) adjust the number and kind of Shares available for issuance pursuant to the Plan and subject to outstanding Options, and (y) adjust the grant or exercise price with respect to any Option or (z) make provision for a cash payment to an Optionee or a person who has an outstanding Option (in an amount equal to the then difference between the exercise price and the Fair Market Value of a Share).

        4.     PARTICIPATION.

               Each Nonemployee Director shall be a participant in the Plan.

        5.     TERMS OF OPTIONS AND SHARES.

               (a) Terms. The Options granted hereunder shall have the following terms and conditions:

                      (i) Exercise Price. The exercise price of any Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.


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                      (ii) TERM. Subject to the discretion of the Board, the
term of an Option shall be five
years from the date it is granted.

                      (iii) VESTING. An Option shall become exercisable at the discretion of the Board, as embodied in the Option Agreement covering such Option, provided, however, that any Options that are not exercisable prior to a Change in Control shall become exercisable on the date of such Change in Control and shall remain exercisable for the remainder of the Term thereof.

                      (iv) NUMBER. Each current Nonemployee Director shall receive an Option grant of 30,000 Shares as of the Effective Date and an additional grant of 30,000 Shares each calendar year thereafter so long as he remains a Nonemployee Director. Any individual who is not an employee of the Company who is elected to the Board after the Effective Date shall receive an Option to purchase (a) 30,000 shares as soon as practicable after such election and (b) an additional 30,000 shares in each calendar year thereafter so long as he remains a Nonemployee Director. Notwithstanding the foregoing, the Board shall have the discretion to grant additional Options to any Participant at such times, in such amounts, and subject to such other terms and conditions, as it deems appropriate.

               (b) TERMINATION OF SERVICE. All outstanding Options held by an Optionee shall terminate immediately if such individual ceases to be a member of the Board for any reason other than death, retirement on or after age 65, or Disability. If an Optionee ceases to be a member of the Board due to death, retirement on or after age 65, or Disability, all outstanding Options held by such Optionee that are exercisable on such date shall remain exercisable for their Term, and shall thereafter terminate.

               (c) OPTION AGREEMENT. Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with the Plan.

               (d) NON-TRANSFERABILITY. No Option granted under the Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee. Notwithstanding the foregoing, with the consent of the Board and subject to such requirements as it shall determine, a Participant may transfer an Option for no consideration to or for the benefit of his spouse, parents, children (including step- and adoptive children) and grandchildren, or to a trust for the benefit of such individuals, or to a partnership or limited liability company for one or more such individuals.

               (e) METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Board and upon such terms and conditions as the Board shall approve, by transferring previously owned Shares to the Company, or any combination thereof. Any Shares transferred to the Company as payment of the exercise price shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Board determines otherwise in its sole discretion.

               (f) RIGHTS AS STOCKHOLDER. No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.


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        6.     ADMINISTRATION.

               The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret and construe the Plan and the Option Agreements, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan and to carry out its purpose. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

        7.     OTHER PROVISIONS.

               (a) EFFECTIVE DATE. The Plan shall become effective as of August 4, 1999, (the "Effective Date"), subject, however, to approval by the shareholders of the Company within twelve (12) months next following the Effective Date, and, if such approval is not obtained, any Option grants made hereunder shall terminate and be of no further force or effect.

               (b) AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 3(b), no amendment, suspension nor termination shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted, and provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose or by a consent of stockholders, no amendment or change shall be made in the Plan that: (a) increases the total number of shares which may be issued or transferred under the Plan or; (b) changes the exercise price for an Option. No Options may be granted during any period of suspension nor after termination of the Plan, and in no event may any awards be granted under the Plan after August 3, 2009, on which date the Plan shall terminate unless earlier terminated by action of the Board.

               (c) GOVERNING LAW. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

               (d) REGULATIONS AND OTHER APPROVALS. (i) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

                      (ii) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                      (iii) Each Option is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

                      (iv) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. the certificate for such shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.



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               (e) WITHHOLDING OF TAXES. No later than the date as of which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to Options granted under this Agreement, the Optionee shall pay to the Company, or the Optionee (or his designated beneficiary) shall make arrangements satisfactory to the Company regarding the payment of, any federal, estate, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

               (f) TITLES; CONSTRUCTION. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.




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